Redeemable Noncontrolling Interest (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Sep. 30, 2012
Increase (Decrease) in Temporary Equity [Roll Forward]
Balance at September 30, 2011	$ 0
Acquisition of redeemable noncontrolling interests	45,857
Net income attributable to redeemable noncontrolling interests	6,869
Foreign currency translation adjustment attributable to noncontrolling interests	955
Balance at September 30, 2012	$ 53,681